Exhibit 99.1

For Immediate Release
July 31, 2009

PNM Resources Reports Improved 2009 Second-Quarter Earnings
PNM Electric, First Choice Power show continued improvement
Management to discuss results, provide 2009 outlook during call today

2009 SECOND-QUARTER SUMMARY

•	Quarterly GAAP (generally accepted accounting principles) losses of $0.02 per diluted share, compared with losses of $1.76 per diluted share in 2008

•	Ongoing earnings of $0.21 per diluted share, compared with losses of $0.10 per diluted share in 2008

YEAR-TO-DATE SUMMARY

•	YTD GAAP earnings of $1.02 per diluted share, compared with losses of $2.42 per diluted share in 2008

•	YTD ongoing earnings of $0.31 per diluted share, compared with losses of $0.05 per diluted share in 2008

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today reported unaudited 2009 second-quarter consolidated GAAP losses of $2.1 million, or $0.02 per diluted share, compared with losses of $143.5 million, or $1.76 per diluted share, in 2008. Quarterly GAAP losses in 2009 reflect non-recurring items that had a net negative impact of $21.5 million. In 2008, GAAP losses reflected non-recurring items that had a net negative impact of $135.7 million.

Unaudited, consolidated ongoing earnings were $19.4 million, or $0.21 per diluted share, compared with ongoing losses of $7.8 million, or $0.10 per diluted share, in 2008. Reconciliations of GAAP to non-GAAP measures are shown in the attached schedules 1-8.

The 2008 implementation of new electric rates and a fuel and purchased power cost adjustment clause for PNM Electric, coupled with strong performance at First Choice Power, drove quarterly performance.

“Our utility operations are seeing some signs that the impact of the current recession is lessening,” said Jeff Sterba, PNM Resources chairman and CEO. “Retail sales were hurt by unseasonably cool weather in New Mexico, but weather-adjusted load did not deteriorate at the pace we saw last quarter. And in Texas, overall electricity consumption rebounded a bit for TNMP.”

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PNM Resources Reports Q2 Earnings                                                                                                7-31-09                    p. 2 of 5

Adjusted for weather, PNM retail load decreased 2.6 percent for the quarter, comparing 2009 with 2008. For TNMP, adjusted retail load increased slightly by 0.7 percent for the quarter, compared with the same period last year.

“Our focus on overall costs, as well as the implementation of new rates, allowed us to offset the impact of decreased loads in our regulated businesses,” Sterba said.

“For the second straight quarter, First Choice Power delivered strong results that were fueled by lower power prices, increased retail margins and proactive steps taken to refocus operations,” he said. “First Choice Power has implemented a number of initiatives to expand its commercial customer portfolio and focus on customer-credit standards to improve bad-debt expense. While progress has been made in addressing bad debt, it remains an unacceptably large cost on our residential sector. It is critical that these trends from the past two quarters continue for First Choice Power to sustain its momentum.

“Regarding our other unregulated business in Texas, Optim Energy recently added Cedar Bayou 4 to its generation fleet and the company is on pace to meet its EBITDA target for the year. Cedar Bayou 4 went online under budget, earlier than expected and increased Optim’s portfolio to nearly 1,200 megawatts.

YEAR-TO-DATE RESULTS

For the first six months of 2009, PNM Resources reported unaudited consolidated GAAP earnings of $93.3 million, or $1.02 per diluted share, compared with losses of $192.1 million, or $2.42 per diluted share, in 2008. GAAP results in 2009 reflect various non-recurring items recorded in the first quarter, including the $72.8 million after-tax gain from the sale of the company’s natural gas operations.

Unaudited, consolidated ongoing earnings for the first half of the year were $28.7 million, or $0.31 per diluted share, compared with ongoing losses of $4.3 million, or $0.05 per diluted share, in 2008.

QUARTERLY SEGMENT REPORTING OF EARNINGS

Regulated Operations

PNM Electric – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•
Ongoing quarterly earnings were $9.7 million, or $0.11 per diluted share, compared with $4.1 million, or $0.05 per diluted share, in 2008. GAAP quarterly losses were $8.1 million, or $0.09 per diluted share, compared with losses of $47.1 million, or $0.58 per diluted share, in 2008.

•	Earnings were improved by higher electric base rates and the implementation of a fuel and purchase power cost adjustment clause.

•
GAAP losses in 2009 reflect an after-tax increase in legal reserves of $7.6 million and $16.1 million in after-tax regulatory disallowances, primarily associated with a regulatory liability from the 2009 PNM electric rate settlement approved in May that required customer refunds for past sales of SO2 emission allowances.

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PNM Resources Reports Q2 Earnings                                                                                                7-31-09                    p. 3 of 5

TNMP – an electric transmission and distribution utility in Texas.

•
TNMP reported quarterly ongoing earnings of $2.2 million, or $0.02 per diluted share, compared with $5.7 million, or $0.07 per diluted share, in 2008. GAAP earnings were $1.8 million, or $0.02 per diluted share, compared with losses of $28.8 million, or $0.35 per diluted share, in 2008.

·
Higher interest costs associated with $315.5 million of new debt decreased earnings. These higher costs are reflected in the proposed TNMP rate increase currently pending before the Public Utilities Commission of Texas. Other factors that negatively affected earnings were cooler weather and retiree medical and pension expenses.

Unregulated Operations

First Choice Power – a competitive retail electric provider in Texas.

•
First Choice Power reported ongoing earnings of $12.6 million, or $0.14 per diluted share, compared with losses of $13.0 million, or $0.16 per diluted share, in 2008. GAAP earnings were $16.0 million, or $0.17 per diluted share, compared with 2008 losses of $60.4 million, or $0.74 per diluted share..

•	Lower power prices significantly improved average retail margins during the quarter. Margins are expected to return closer to traditional levels as wholesale markets stabilize.

·
Bad-debt expense increased $1.1 million to $10.1 million in 2009. Efforts to grow its retail commercial customer portfolio, increase focus on customer credit standards and improve customer service are expected to reduce bad-debt expense for the rest of the year, compared with 2008.

Optim Energy – jointly owned by PNM Resources and a subsidiary of Cascade Investment, L.L.C. Optim Energy owns three generating assets in Texas, totaling nearly 1,200 megawatts.

•
PNM Resources' equity in Optim Energy quarterly net ongoing earnings was $0.3 million, compared with $2.7 million, or $0.03 per diluted share, in 2008. PNM Resources' equity in the net GAAP losses of Optim Energy was $4.4 million, or $0.04 per diluted share, compared with losses of $1.5 million, or $0.02 per diluted share, in 2008.

•
PNM Resources' share of Optim Energy's ongoing quarterly EBITDA was $8.1 million, compared with $11.5 million in 2008. Depressed electricity prices, coupled with costs associated with outages at the Twin Oaks Power facility, reduced results.

•
Twin Oaks had an equivalent availability factor of 90.9 percent during the quarter. Altura Cogen produced an availability factor of 99.3 percent. Cedar Bayou 4 became commercially operational in ERCOT on June 24 and contributed $3.9 million to margin.

Corporate/Other  – a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt. For the purposes of this news release, the Corporate/Other segment excludes the quarterly contribution of Optim Energy reported above.

•
Corporate/Other reported ongoing quarterly losses of $5.4 million, or $0.06 per diluted share, compared with losses of $7.1 million, or $0.09 per diluted share, in 2008. GAAP losses were $4.7 million, or $0.05 per diluted share, compared with 2008 losses of $8.4 million, or $0.10 per diluted share.

•	A decrease in outstanding short- and long-term debt improved earnings.

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PNM Resources Reports Q2 Earnings                                                                                                7-31-09                    p. 4 of 5

2009 EARNINGS OUTLOOK

PNM Resources today affirmed its 2009 earnings outlook range of  $0.40 to $0.55 per diluted share, which includes the impact of the recent PNM electric rate case settlement and the stipulated TNMP rate increase. Based on year-to-date performance, management expects year-end results to be in the higher end of the range and believes there is a potential to exceed the range.

FIRST QUARTER EARNINGS CALL:  9 AM EDT TODAY

PNM Resources will discuss second-quarter earnings results and the 2009 earnings outlook during a live conference call and Web cast today at 9 a.m. EDT. Speaking on the call will be Jeff Sterba, PNM Resources chairman and CEO; Pat Vincent-Collawn, PNM Resources president and COO; and Chuck Eldred, PNM Resources executive vice president and CFO.

Investors, analysts and other participants can listen to the live conference call by dialing 877-718-5111  (toll free) or 719-325-4836 (toll) five to 10 minutes prior to the event and referencing “the PNM Resources earnings conference call.” A telephone replay will be available at noon EDT until midnight Aug. 7 by dialing 888-203-1112  (toll free) or 719-457-0820 and using confirmation code 9709149.

A live webcast of the call will be available and archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the Web site at least 30 minutes before the event to register, download and install any necessary audio software.

EMAIL ALERTS, RSS FEEDS AVAILABLE

PNM Resources encourages analysts, investors and other interested parties to visit www.PNMResources.com and register to automatically receive company financial information by email. Once registered, participants can choose from a menu to automatically receive requested information, including news releases, notices of webcasts and filings with the U.S. Securities and Exchange Commission. Participants can unsubscribe at any time and will not receive information that was not requested.

Interested parties also can register to receive automatically receive feeds through Really Simple Syndication, or RSS, a format designed for sharing updated web content such as headlines. An RSS feed automatically highlights fresh material from the PNM Resources Web site so registrants don’t have to repeatedly check the site for updates.

To sign up for email alerts and RSS feeds, visit www.PNMResources.com, enter the Investor Relations section and click on the icons at the bottom of the page.

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PNM Resources Reports Q2 Earnings                                                                                                7-31-09                    p. 5 of 5

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2008 consolidated operating revenues from continuing and discontinued operations of $2.5 billion. Through its utility and energy subsidiaries, PNM Resources has more than 2,700 megawatts of generation resources and serves electricity to more than 884,000 homes and businesses in New Mexico and Texas. The company also has a 50-percent ownership of Optim Energy, which owns nearly 1,200 megawatts of generation. For more information, visit the company’s Web site at www.PNMResources.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources', PNM's, or TNMP's (collectively, the "Companies") expectations, projections, estimates, intentions, goals, targets and strategies, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and the Companies assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Companies caution readers not to place undue reliance on these statements. The Companies' business, financial condition, cash flow and operating results are influenced by many factors, which are often beyond their control that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include conditions affecting the Companies' ability to access the financial markets or Optim Energy's access to additional debt financing following the utilization of its existing credit facility, including actions by ratings agencies affecting the Companies' credit ratings, and the Companies’ ability to obtain federal and/or state funding and incentives for the development of alternative or renewable energy; the recession, its consequent extreme disruption in the credit markets, and its impacts on the electricity usage of the Companies’ customers; state and federal regulatory and legislative decisions and actions, including the TNMP electric rate case filed in 2008, and appeals of prior regulatory proceedings; the performance of generating units, including the Palo Verde Nuclear Generating Station, the San Juan Generating Station, the Four Corners Plant, and Optim Energy generating units, and transmission systems; the risk that Optim Energy is unable to identify and implement profitable acquisitions, or that PNM Resources and ECJV will not agree to make additional capital contributions to Optim Energy; the potential unavailability of cash from PNM Resources' subsidiaries or Optim Energy due to regulatory, statutory or contractual restrictions; the impacts of the decline in the values of marketable equity securities on the trust funds maintained to provide nuclear decommissioning funding and pension and other postretirement benefits, including the levels of funding and expense; the ability of First Choice Power to attract and retain customers and collect amounts billed; changes in Electric Reliability Council of Texas protocols; changes in the cost of power acquired by First Choice Power; collections experience; insurance coverage available for claims made in litigation; fluctuations in interest rates; weather; water supply; changes in fuel costs; availability of fuel supplies; the risk that replacement power costs incurred by PNM related to not meeting the specified capacity factor for its generating units under its Emergency Fuel and Purchase Power Cost Adjustment Clause will not be approved by the New Mexico Public Regulation Commission; the risk that PNM may not be able to renew rights-of-way on Native American lands or that the costs of rights-of-way are not allowed to be recovered through rates charged to customers; the effectiveness of risk management and commodity risk transactions; seasonality and other changes in supply and demand in the market for electric power; variability of wholesale power prices and natural gas prices; volatility and liquidity in the wholesale power markets and the natural gas markets; uncertainty regarding the ongoing validity of government programs for emission allowances; the risk that the resolution of the bankruptcy of the Lyondell Chemical Company results in significant adverse impacts on the operations of the Altura Cogen facility and Optim Energy; changes in the competitive environment in the electric industry; the risk that the Companies and Optim Energy may have to commit to substantial capital investments and additional operating costs to comply with new environmental control requirements, including possible future requirements to address concerns about global climate change; the risks associated with completion of generation, transmission, distribution, and other projects, including construction delays and unanticipated cost overruns; the outcome of legal proceedings; changes in applicable accounting principles; and the performance of state, regional, and national economies.

Non-GAAP Financial Measures
PNM Resources (“the Company”) uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) to evaluate the operations of the Company and to establish goals for management and employees.  While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies.

CONTACTS:
Analysts                                                           Analysts & Media
Gina Jacobi, (505) 241-2211                            Frederick Bermudez, (505) 241-4831

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PNM Resources
Schedule 1
2009 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Three Months Ended June 30, 2009
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 9,673	$ 2,202	$ -	$ 12,608	$ 327	$ (5,411)	$ 19,399

Non-Recurring Items
Economic mark-to-market hedges	2,406	-	-	3,346	(4,769)	-	983
FIN 48 interest	2,646	-	-	-	-	-	2,646
Gain on reacquired debt	-	-	-	-	-	(76)	(76)
Gain on sale of PNM Gas	-	-	(169)	-	-		(169)
Increase in legal reserve	(7,612)	-	-	-	-	-	(7,612)
Post sale discontinued operations	-	-	(2,442)	-	-	6	(2,436)
Regulatory disallowances	(16,078)	(436)	-	-	-	-	(16,514)
Sale of water rights	-	-	-	-	-	768	768
Unrealized impairments of NDT securities	1,295	-	-	-	-	-	1,295
Work continuance planning	(383)	-	-	-	-	-	(383)
Total Non-Recurring Items	(17,726)	(436)	(2,611)	3,346	(4,769)	698	(21,498)

GAAP Earnings (Loss) from Continuing Operations	(8,053)	1,766		15,954	(4,442)	(4,713)	512
GAAP Earnings from Discontinued Operations			(2,611)				(2,611)
GAAP Net Earnings (Loss) Attributable to PNMR	$ (8,053)	$ 1,766	$ (2,611)	$ 15,954	$ (4,442)	$ (4,713)	$ (2,099)

	Six Months Ended June 30, 2009
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 9,589	$ 3,623	$ 7,621	$ 19,367	$ (1,659)	$ (9,865)	$ 28,676

Non-Recurring Items
Business improvement plan	(320)	-	-	-	-	350	30
CapRock settlement	-	-	-	-	-	9,062	9,062
Depreciation associated with sale of gas assets	-	-	1,112	-	-	-	1,112
Economic mark-to-market hedges	(1,148)	-	-	3,625	(1,940)	-	537
FIN 48 interest	2,646	-	-	-	-	-	2,646
Gain on sale of gas operations	-	-	72,773	-	-		72,773
Gain on reacquired debt	-	-	-	-	-	4,415	4,415
Increase in legal reserve	(7,612)	-	-	-	-		(7,612)
Post sale discontinued operations	-	-	(2,443)	-	-	6	(2,437)
Regulatory disallowances	(16,078)	(436)	-	-	-	-	(16,514)
Sale of water rights	-	-	-	-	-	768	768
Unrealized impairments of NDT securities	198	-	-	-	-	-	198
Work continuance planning	(382)	-	-	-	-	-	(382)
Total Non-Recurring Items	(22,696)	(436)	71,442	3,625	(1,940)	14,601	64,596

GAAP Earnings (Loss) from Continuing Operations	(13,107)	3,187		22,992	(3,599)	4,736	14,209
GAAP Earnings (Loss) from Discontinued Operations			79,063				79,063
GAAP Net Earnings (Loss) Attributable to PNMR	$ (13,107)	$ 3,187	$ 79,063	$ 22,992	$ (3,599)	$ 4,736	$ 93,272

PNM Resources
Schedule 2
2008 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Three Months Ended June 30, 2008
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 4,051	$ 5,678	$ (112)	$ (13,010)	$ 2,719	$ (7,132)	$ (7,806)

Non-Recurring Items
Acquisition/Divestiture	-	-	(5)	-	-	(293)	(298)
Afton writedown	(1,199)	-	-	-	-	-	(1,199)
Business improvement plan	46	(4)	(67)			(999)	(1,024)
Depreciation on gas assets	-	-	3,247	-	-	-	3,247
Economic mark-to-market hedges	(203)	-	(307)	1,776	2,449	-	3,715
FIN 48 interest	(1,922)	29	6	66	-	12	(1,809)
Gain on sale of merchant portfolio	3,083	-	-	-	-	-	3,083
Impairment of intangible assets	(51,143)	(34,456)	-	(48,001)	(6,687)	-	(140,287)
Speculative trading	-	-	-	(1,250)	(5)	-	(1,255)
Unrealized impairments of NDT securities	147	-	-	-	-	-	147
Total Non-Recurring Items	(51,191)	(34,431)	2,874	(47,409)	(4,243)	(1,280)	(135,680)

GAAP Earnings (Loss) from Continuing Operations	(47,140)	(28,753)		(60,419)	(1,524)	(8,412)	(146,248)
GAAP Earnings from Discontinued Operations			2,762				2,762
GAAP Net Earnings (Loss) Attributable to PNMR	$ (47,140)	$ (28,753)	$ 2,762	$ (60,419)	$ (1,524)	$ (8,412)	$ (143,486)

	Six Months Ended June 30, 2008
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy(50%)	Other	PNMR
Ongoing Earnings (Loss)	$ (10,389)	$ 9,408	$ 19,178	$ (10,856)	$ 2,540	$ (14,202)	$ (4,321)

Non-Recurring Items
Acquisition/Divestiture	-	-	(5)	-	-	(293)	(298)
Afton write-down	(1,199)	-	-	-	-	-	(1,199)
Business improvement plan	287	(4)	(75)			(2,468)	(2,260)
Depreciation on gas assets	-	-	6,429	-	-	-	6,429
Economic mark-to-market hedges	6,362	-	(272)	5,841	(11,790)	-	141
FIN 48 interest	(1,922)	29	6	66	-	12	(1,809)
Gain on sale of merchant portfolio	3,083	-	-	-	-	-	3,083
Impairment of intangible assets	(51,143)	(34,456)	-	(48,001)	(6,687)	-	(140,287)
Regulatory disallowances	(18,273)	-	-	-	-	-	(18,273)
Speculative trading				(31,534)	(740)		(32,274)
Unrealized impairments of NDT securities	(1,055)						(1,055)
Total Non-Recurring Items	(63,860)	(34,431)	6,083	(73,628)	(19,217)	(2,749)	(187,802)

GAAP Earnings (Loss) from Continuing Operations	(74,249)	(25,023)		(84,484)	(16,677)	(16,951)	(217,384)
GAAP Earnings (Loss) from Discontinued Operations			25,261				25,261
GAAP Net Earnings (Loss) Attributable to PNMR	$ (74,249)	$ (25,023)	$ 25,261	$ (84,484)	$ (16,677)	$ (16,951)	$ (192,123)

PNM Resources
Schedule 3
2009 Reconciliation of Ongoing to GAAP Earnings Per Share
(Preliminary and Unaudited)

	Three Months Ended June 30, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.11	$ 0.02	$ -	$ 0.14	$ -	$ (0.06)	$ 0.21

Non-Recurring Items
Economic mark-to-market hedges	0.02	-	-	0.03	(0.04)	-	0.01
FIN 48 interest	0.03	-	-	-	-	-	0.03
Gain on reacquired debt	-	-	-	-	-	-	-
Gain on sale of PNM Gas	-	-	-	-	-	-	-
Increase in legal reserve	(0.08)	-	-	-	-	-	(0.08)
Post sale discontinued operations	-	-	(0.03)	-	-	-	(0.03)
Regulatory disallowances	(0.18)	-	-	-	-	-	(0.18)
Sale of water rights	-	-	-	-	-	0.01	0.01
Unrealized impairments of NDT securities	0.01	-	-	-	-	-	0.01
Work continuance planning	-	-	-	-	-	-	-
Total Non-Recurring Items	(0.20)	-	(0.03)	0.03	(0.04)	0.01	(0.23)

GAAP Earnings (Loss) from Continuing Operations	(0.09)	0.02		0.17	(0.04)	(0.05)	0.01
GAAP Earnings from Discontinued Operations			(0.03)				(0.03)
GAAP Net Earnings (Loss) Attributable to PNMR	$ (0.09)	$ 0.02	$ (0.03)	$ 0.17	$ (0.04)	$ (0.05)	$ (0.02)
Average Diluted Shares Outstanding: 91,535,872

	Six Months Ended June 30, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.10	$ 0.04	$ 0.08	$ 0.21	$ (0.02)	$ (0.10)	$ 0.31

Non-Recurring Items
Business improvement plan	-	-	-	-	-	-	-
CapRock settlement	-	-	-	-	-	0.10	0.10
Depreciation associated with sale of gas assets	-	-	0.01	-	-	-	0.01
Economic mark-to-market hedges	(0.01)	-	-	0.04	(0.02)	-	0.01
FIN 48 interest	0.03	-	-	-	-	-	0.03
Gain on sale of gas operations		-	0.80	-	-	-	0.80
Gain on reacquired debt	-	-	-	-	-	0.05	0.05
Increase in legal reserve	(0.08)	-	-	-	-	-	(0.08)
Post sale discontinued operations	-	-	(0.03)	-	-	-	(0.03)
Regulatory disallowances	(0.18)	(0.01)	-	-	-	-	(0.19)
Sale of water rights	-	-	-	-	-	0.01	0.01
Unrealized impairments of NDT securities	-	-	-	-	-	-	-
Work continuance planning	-	-	-	-	-	-	-
Total Non-Recurring Items	(0.24)	(0.01)	0.78	0.04	(0.02)	0.16	0.71

GAAP Earnings (Loss) from Continuing Operations	(0.14)	0.03		0.25	(0.04)	0.06	0.16
GAAP Earnings (Loss) from Discontinued Operations			0.86				0.86
GAAP Net Earnings (Loss) Attributable to PNMR	$ (0.14)	$ 0.03	$ 0.86	$ 0.25	$ (0.04)	$ 0.06	$ 1.02
Average Diluted Shares Outstanding: 91,488,112

PNM Resources
Schedule 4
2008 Reconciliation of Ongoing to GAAP Earnings Per Share
(Preliminary and Unaudited)

	Three Months Ended June 30, 2008
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.05	$ 0.07	$ (0.00)	$ (0.16)	$ 0.03	$ (0.09)	$ (0.10)

Non-Recurring Items
Acquisition/Divestiture	-	-	(0.00)	-	-	(0.00)	(0.00)
Afton writedown	(0.02)	-	-	-	-	-	(0.01)
Business improvement plan	0.00	(0.00)	(0.00)	-	-	(0.01)	(0.01)
Depreciation on gas assets	-	-	0.04	-	-	-	0.04
Economic mark-to-market hedges	(0.00)	-	(0.01)	0.02	0.03	-	0.05
FIN 48 interest	(0.02)	0.00	0.00	0.00	-	0.00	(0.02)
Gain on sale of merchant portfolio	0.04	-	-	-	-	-	0.04
Impairment of intangible assets	(0.63)	(0.42)	-	(0.59)	(0.08)	-	(1.72)
Speculative trading	-	-	-	(0.01)	(0.00)	-	(0.02)
Unrealized impairments of NDT securities	0.00	-	-	-	-	-	0.00
Total Non-Recurring Items	(0.63)	(0.42)	0.03	(0.58)	(0.05)	(0.01)	(1.66)

GAAP Earnings (Loss) from Continuing Operations	(0.58)	(0.35)		(0.74)	(0.02)	(0.10)	(1.79)
GAAP Earnings from Discontinued Operations			0.03				0.03
GAAP Net Earnings (Loss) Attributable to PNMR	$ (0.58)	$ (0.35)	$ 0.03	$ (0.74)	$ (0.02)	$ (0.10)	$ (1.76)
Average Diluted Shares Outstanding: 81,698,164

	Six Months Ended June 30, 2008
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ (0.13)	$ 0.12	$ 0.24	$ (0.14)	$ 0.03	$ (0.17)	$ (0.05)

Non-Recurring Items
Acquisition/Divestiture	-	-	(0.00)	-	-	(0.00)	(0.00)
Afton write-down	(0.02)	-	-	-	-	-	(0.02)
Business improvement plan	0.00	(0.00)	(0.00)	-	-	(0.03)	(0.03)
Depreciation on gas assets	-	-	0.08	-	-	-	0.08
Economic mark-to-market hedges	0.08	-	(0.00)	0.07	(0.15)	-	0.00
FIN 48 interest	(0.02)	0.00	0.00	0.00	-	0.00	(0.02)
Gain on sale of merchant portfolio	0.04	-	-	-	-	-	0.04
Impairment of intangible assets	(0.65)	(0.44)	-	(0.60)	(0.08)	-	(1.78)
Regulatory disallowances	(0.23)	-	-	-	-	-	(0.23)
Speculative trading	-	-	-	(0.40)	(0.01)	-	(0.41)
Unrealized impairments of NDT securities	(0.01)	-	-	-	-	-	(0.01)
Total Non-Recurring Items	(0.81)	(0.44)	0.08	(0.93)	(0.24)	(0.03)	(2.37)

GAAP Earnings (Loss) from Continuing Operations	(0.94)	(0.32)		(1.07)	(0.21)	(0.20)	(2.74)
GAAP Earnings (Loss) from Discontinued Operations			0.32				0.32
GAAP Net Earnings (Loss) Attributable to PNMR	$ (0.94)	$ (0.32)	$ 0.32	$ (1.07)	$ (0.21)	$ (0.20)	$ (2.42)
Average Diluted Shares Outstanding: 79,273,941

Schedule 5
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

	Three Months Ended June 30, 2009
	(in millions)
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	($8.1)	$1.8	($2.6)	$16.0	($9.2)	($2.1)

Interest charges	17.4	7.9	0.0	0.8	5.7	31.8
Income taxes	(5.1)	1.2	(1.9)	9.0	(6.2)	(3.0)
Depreciation and amortization	22.9	8.9	0.0	0.5	4.6	36.9

EBITDA	27.1	19.8	(4.5)	26.3	(5.1)	63.6

Ongoing adjustments (before tax)	28.8	0.7	4.5	(5.2)	6.7	35.5

Ongoing EBITDA	$55.9	$20.5	$0.0	$21.1	$1.6	$99.1

	Six Months Ended June 30, 2009
	(in millions)
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	($13.1)	$3.2	$79.1	$23.0	$1.1	$93.3

Interest charges	34.6	12.0	1.0	1.8	12.3	61.7
Income taxes	(8.5)	2.2	42.0	12.9	(0.2)	48.4
Depreciation and amortization	45.4	17.5	0.0	1.0	9.1	73.0

EBITDA	58.4	34.9	122.1	38.7	22.3	276.4

Ongoing adjustments	36.4	0.7	(106.6)	(5.6)	(21.0)	(96.1)

Ongoing EBITDA	$94.8	$35.6	$15.5	$33.1	$1.3	$180.3

Schedule 6
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

	Three Months Ended June 30, 2008
	(in millions)
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	($47.1)	($28.8)	$2.8	($60.4)	($10.0)	($143.5)

Interest charges	17.6	4.4	3.6	0.3	9.7	35.6
Income taxes	2.4	3.4	1.8	(8.8)	(7.5)	(8.7)
Depreciation and amortization	20.9	8.8	0.0	0.6	4.4	34.7

EBITDA	(6.2)	(12.2)	8.2	(68.3)	(3.4)	(81.9)

Ongoing adjustments (before tax)	51.2	34.4	(4.8)	49.7	9.2	139.7

Ongoing EBITDA	$45.0	$22.2	$3.4	($18.6)	$5.8	$57.8

	Six Months Ended June 30, 2008
	(in millions)
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	($74.2)	($25.0)	$25.3	($84.5)	($33.7)	($192.1)

Interest charges	31.7	9.4	6.5	0.6	18.2	66.4
Income taxes	(14.6)	5.7	15.5	(21.6)	(22.0)	(37.0)
Depreciation and amortization	41.9	17.1	0.0	1.0	8.7	68.7

EBITDA	(15.2)	7.2	47.3	(104.5)	(28.8)	(94.0)

Ongoing adjustments	72.2	34.4	(10.1)	90.4	36.1	223.0

Ongoing EBITDA	$57.0	$41.6	$37.2	($14.1)	$7.3	$129.0

 PNM Resources
Schedule 7
Calculation of Optim Energy Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2009	June 30, 2009
	(in millions)

GAAP Net Earnings	$(14.1)	$(11.0)

Interest expense	3.0	5.5
Income tax	(0.1)	0.1
Depreciation and amortization expense	7.4	15.1
Purchase accounting amortizations	4.2	8.7
Losses on forward mark on economic hedges	15.8	6.4

Ongoing Optim Energy EBITDA	16.2	24.8

50 percent of Ongoing EBITDA (PNMR share)	$8.1	$12.4

	Three Months Ended	Six Months Ended
	June 30, 2008	June 30, 2008
	(in millions)

GAAP Net Earnings	$(5.6)	$(56.6)

Interest expense	4.8	11.4
Income tax	0.1	(0.3)
Depreciation and amortization expense	7.7	15.2
Purchase accounting amortizations	1.6	4.4
Losses on forward mark on economic hedges	(8.1)	39.0
Losses on speculative trade	0.0	2.4
Impairment of intangible assets	22.5	22.5

Ongoing Optim Energy EBITDA	23.0	38.0

50 percent of Ongoing EBITDA (PNMR share)	$11.5	$19.0

PNM Resources
Schedule 8
Reconciliation of Ongoing (non-GAAP) Net Earnings
                    to GAAP Consolidated Statement of Earnings (Loss)
                     (Preliminary and Unaudited)

	Six Months Ended June 30,
	2009				2008
	GAAP	Adjustments		Ongoing	GAAP	Adjustments		Ongoing
	(in thousands, except per share data)

Operating revenues	$ 786,974	$ 11,280	(a)	$ 798,254	$ 944,812	$ 6,402	(k)	$ 951,214
Cost of energy	356,501	10,962	(b)	367,463	633,079	(16,475)	(l)	616,604
Gross margin	430,473	318		430,791	311,733	22,877		334,610
Other operating expenses	302,675	(29,656)	(c)	273,019	424,778	(172,417)	(m)	252,361
Depreciation and amortization	73,017	(1,414)	(d)	71,603	68,686	-		68,686
Operating income (loss)	54,781	31,388		86,169	(181,731)	195,294		13,563
Equity in net earnings (loss) of Optim Energy	(5,958)	3,212	(e)	(2,746)	(27,606)	31,812	(n)	4,206
Net other income (deductions)	38,222	(28,301)	(f)	9,921	596	4,782	(o)	5,378
Interest charges	60,766	-		60,766	59,855	(226)	(i)	59,629
Earnings (Loss) before Income Taxes	26,279	6,299		32,578	(268,596)	232,114		(36,482)
Income Taxes (Benefit)	6,452	4,807	(g)	11,259	(52,477)	39,230	(p)	(13,247)
Earnings (Loss) from Continuing Operations	19,827	1,492		21,319	(216,119)	192,884		(23,235)
Earnings from Discontinued Operations, net
of Income Taxes	79,063	(71,442)	(h)	7,621	25,261	(6,083)	(q)	19,178
Net Earnings (Loss)	98,890	(69,950)		28,940	(190,858)	186,801		(4,057)
Earnings Attributable to Valencia Non-controlling
Interest	(5,354)	5,354	(i)	-	(1,001)	1,001	(i)	-
Preferred Stock Dividend Requirements of Subsidiary	(264)	-		(264)	(264)	-		(264)
Net Earnings (Loss) Attributable to PNMR	$ 93,272	$ (64,596)		$ 28,676	$(192,123)	$ 187,802		$ (4,321)

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$ 0.16	$ 0.07		$ 0.23	$ (2.74)	$ 2.45		$ (0.29)
Diluted	$ 0.16	$ 0.07		$ 0.23	$ (2.74)	$ 2.45		$ (0.29)

Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$ 1.02	$ (0.71)		$ 0.31	$ (2.42)	$ 2.37		$ (0.05)
Diluted	$ 1.02	$ (0.71)		$ 0.31	$ (2.42)	$ 2.37		$ (0.05)

Average common shares outstanding:
Basic	91,371				79,274
Diluted	91,488				79,274

(a)	Economic mark-to-market hedges $(1,320); Addition to legal reserve $12,600
(b)	Economic mark-to-market hedges $2,410; Consolidation of Valencia $8,552
(c)	Business improvement plan $38; Post sale discontinued operations $9; Work continuance planning $(633); Regulatory disallowances $(27,286); Consolidation of Valencia $(1,784)
(d)	Consolidation of Valencia
(e)	Economic mark-to-market hedges
(f)	Unrealized impairments of NDT securities $(328); Business improvement plan $(10); Gain on reaquired debt $(7,312); Sale of water rights $(1,272); FIN 48 interest $(4,379); CapRock settlement $(15,000)
(g)
Economic mark-to-market hedges $19; Addition to legal reserve $4,988; Business improvement plan $(18); Post sale discontinued operations $(3); Work continuance planning $251; Regulatory disallowances $10,772; Unrealized impairments of NDT $(130); Gain on reacquired debt $(2,897); Sale of water rights $(504); FIN 48 interest $(1,733); CapRock settlement $(5,938)

(h)	Depreciation associated with sale of gas assets $(1,112); Gain on sale of gas operations $(72,773); Post sale discontinued operations $2,443
(i)	Consolidation of Valencia
(k)	Economic mark-to-market hedges $13,765; Speculative trading $49,003; Gain on sale of merchant portfolio $(56,366)
(l)	Economic mark-to-market hedges $33,372; Gain on sale of merchant portfolio $(51,263); Consolidation of Valencia $1,416
(m)
Business improvement plan $(3,329); Acquisition/Divestiture $(486); Regulatory disallowances $(30,248); Impairment of intangible assets $(136,179); Afton write-down $(1,985); Consolidation of Valencia $(190)

(n)	Economic mark-to-market hedges $19,518; Speculative trading $1,224; Impairment of intangible assets $11,070
(o)	Business improvement plan $22; FIN 48 interest $3,014; Unrealized impairments of NDT securities $1,747
(p)
Economic mark-to-market hedges $324; Speculative trading $17,953; Gain on sale of merchant portfolio $(2,020); Business improvement plan $1,166; Acquisition/Divestiture $193; Regulatory disallowances $11,975; Impairment of intangible assets $6,962; Afton write-down $786; FIN 48 interest $1,199; Unrealized impairments of NDT securities $692

(q)	Acquisition/Divestiture $5; Business improvement plan $75; Depreciation on gas assets $(6,429); Economic mark-to-market hedges $272; FIN 48 interest $(6)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(In thousands, except per share amounts)

Operating Revenues:
Electric	$401,035	$580,243	$786,838	$944,645
Other	75	67	136	167
Total operating revenues	401,110	580,310	786,974	944,812

Operating Expenses:
Cost of energy	175,253	398,698	356,501	633,079
Administrative and general	61,550	59,392	123,687	106,754
Energy production costs	47,134	45,557	95,691	96,761
Impairment of goodwill and other intangible assets	-	136,179	-	136,179
Regulatory disallowances	27,286	-	27,286	30,248
Depreciation and amortization	36,946	34,650	73,017	68,686
Transmission and distribution costs	16,398	15,110	30,416	28,486
Taxes other than income taxes	11,665	13,484	25,595	26,350
Total operating expenses	376,232	703,070	732,193	1,126,543
Operating income (loss)	24,878	(122,760)	54,781	(181,731)

Other Income and Deductions:
Interest income	11,223	4,412	16,446	9,942
Gains (losses) on investments held by NDT	2,469	(677)	(1,913)	(4,382)
Other income	5,157	1,227	28,321	2,117
Equity in net earnings (loss) of Optim Energy	(7,353)	(2,523)	(5,958)	(27,606)
Other deductions	(2,272)	(3,199)	(4,632)	(7,081)
Net other income (deductions)	9,224	(760)	32,264	(27,010)

Interest Charges:
Interest on long-term debt	30,089	24,197	54,289	43,105
Other interest charges	1,728	7,823	6,477	16,750
Total interest charges	31,817	32,020	60,766	59,855

Earnings (Loss) before Income Taxes	2,285	(155,540)	26,279	(268,596)

Income Taxes (Benefit)	(1,134)	(10,425)	6,452	(52,477)

Earnings (Loss) from Continuing Operations	3,419	(145,115)	19,827	(216,119)

Earnings (Loss) from Discontinued Operations, net of Income
Taxes (Benefit) of $(1,861), $1,824, $41,981 and $15,479	(2,611)	2,762	79,063	25,261

Net Earnings (Loss)	808	(142,353)	98,890	(190,858)

Earnings Attributable to Valencia Non-controlling Interest	(2,775)	(1,001)	(5,354)	(1,001)

Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)

Net Earnings (Loss) Attributable to PNMR	$(2,099)	$(143,486)	$93,272	$(192,123)

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$0.01	$(1.79)	$0.16	$(2.74)
Diluted	$0.01	$(1.79)	$0.16	$(2.74)
Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$(0.02)	$(1.76)	$1.02	$(2.42)
Diluted	$(0.02)	$(1.76)	$1.02	$(2.42)

Dividends Declared per Common Share	$0.125	$0.125	$0.250	$0.355

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
	2009	2008
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$26,022	$140,619
Special deposits	50	3,480
Accounts receivable, net of allowance for uncollectible accounts of $15,307 and $21,466	110,729	119,174
Unbilled revenues	89,314	81,126
Other receivables	96,192	73,083
Materials, supplies, and fuel stock	48,626	49,397
Regulatory assets	1,238	1,541
Derivative instruments	71,862	51,250
Income taxes receivable	-	49,584
Current assets of discontinued operations	-	107,986
Other current assets	76,997	75,393

Total current assets	521,030	752,633

Other Property and Investments:
Investment in PVNGS lessor notes	153,830	168,729
Equity investment in Optim Energy	237,358	239,950
Investments held by NDT	118,143	111,671
Other investments	30,056	32,966
Non-utility property, net of accumulated depreciation of $3,257 and $2,582	8,444	9,135

Total other property and investments	547,831	562,451

Utility Plant:
Electric plant in service	4,462,670	4,329,169
Common plant in service and plant held for future use	158,167	147,576
	4,620,837	4,476,745
Less accumulated depreciation and amortization	1,588,693	1,545,950
	3,032,144	2,930,795
Construction work in progress	149,885	202,556
Nuclear fuel, net of accumulated amortization of $17,500 and $16,018	66,464	58,674

Net utility plant	3,248,493	3,192,025

Deferred Charges and Other Assets:
Regulatory assets	488,492	629,141
Goodwill	321,310	321,310
Other intangible assets, net of accumulated amortization of $4,972 and $4,672	26,867	27,167
Derivative instruments	19,663	25,620
Non-current assets of discontinued operations	-	561,915
Other deferred charges	87,475	75,720

Total deferred charges and other assets	943,807	1,640,873
	$5,261,161	$6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
	2009	2008
	(In thousands, except share information)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$185,000	$744,667
Current installments of long-term debt	38,004	205,694
Accounts payable	88,899	174,068
Accrued interest and taxes	53,477	51,618
Regulatory liabilities	5,632	1,746
Derivative instruments	52,379	33,951
Current liabilities of discontinued operations	-	77,082
Other current liabilities	126,555	139,562

Total current liabilities	549,946	1,428,388

Long-term Debt	1,531,010	1,379,011

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	469,343	572,719
Accumulated deferred investment tax credits	21,800	23,834
Regulatory liabilities	356,004	327,175
Asset retirement obligations	68,091	63,492
Accrued pension liability and postretirement benefit cost	242,622	246,136
Derivative instruments	8,034	6,934
Non-current liabilities of discontinued operations	-	94,615
Other deferred credits	145,608	149,237

Total deferred credits and other liabilities	1,311,502	1,484,142

Total liabilities	3,392,458	4,291,541

Commitments and Contingencies (See Note 9)

Cumulative Preferred Stock of Subsidiary
without mandatory redemption requirements ($100 stated value, 10,000,000 shares authorized:
issued and outstanding 115,293 shares)	11,529	11,529

Equity:
PNMR Convertible Preferred Stock, Series A without mandatory redemption requirements
(no stated value, 10,000,000 shares authorized: issued and outstanding 477,800 shares)	100,000	100,000
PNMR common stockholders’ equity:
Common stock outstanding (no par value, 120,000,000 shares authorized: issued
and outstanding 86,670,187 and 86,531,644 shares)	1,289,349	1,288,168
Accumulated other comprehensive income (loss), net of income taxes	(31,059)	30,948
Retained earnings	409,134	327,290
Total PNMR common stockholders’ equity	1,667,424	1,646,406
Non-controlling interest in Valencia	89,750	98,506
Total equity	1,857,174	1,844,912

	$5,261,161	$6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2009	2008
	(In thousands)
Cash Flows From Operating Activities:
Net earnings (loss)	$98,890	$(190,858)
Adjustments to reconcile net earnings (loss) to net cash flows from operating activities:
Depreciation and amortization	84,843	79,991
Amortization of pre-payments on PVNGS firm-sales contracts	(12,805)	(4,084)
Bad debt expense	25,672	15,285
Deferred income tax expense (benefit)	(52,100)	(23,498)
Equity in net (earnings) loss of Optim Energy	5,958	27,606
Net unrealized (gains) losses on derivatives	(2,307)	5,174
Realized losses on investments held by NDT	1,913	4,382
Impairment of goodwill and other intangible assets	-	136,179
Gain on sale of PNM Gas	(110,727)	-
Gain on reacquired debt	(7,316)	-
Stock-based compensation expense	1,520	2,431
Regulatory disallowances	27,286	30,248
Increase in legal reserve	12,600	-
Other, net	(281)	(1,140)
Changes in certain assets and liabilities:
Accounts receivable and unbilled revenues	(52,414)	(16,174)
Materials, supplies, and fuel stock	921	(5,936)
Other current assets	(2,441)	(17,920)
Other assets	666	(4,482)
Accounts payable	(93,078)	(41,485)
Accrued interest and taxes	51,641	(15,559)
Other current liabilities	(7,210)	32,953
Other liabilities	(5,601)	(573)
Net cash flows from operating activities	(34,370)	12,540

Cash Flows From Investing Activities:
Utility plant additions	(126,637)	(162,005)
Proceeds from sales of investments held by NDT	75,850	77,047
Purchases of investments held by NDT	(77,236)	(77,650)
Proceeds from sale of PNM Gas	640,620	-
Return of principal on PVNGS lessor notes	11,913	10,986
Reduction in restricted special deposits	359	3,696
Other, net	(15,078)	(2,148)
Net cash flows from investing activities	509,791	(150,074)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2009	2008
	(In thousands)
Cash Flows From Financing Activities:
Short-term borrowings (repayments), net	(559,667)	(321,717)
Long-term borrowings	309,242	452,750
Repayment of long-term debt	(314,079)	(148,935)
Issuance of common stock	1,213	249,547
Proceeds from stock option exercise	-	86
Purchase of common stock to satisfy stock awards	(907)	(1,245)
Excess tax (shortfall) from stock-based payment arrangements	(645)	(513)
Dividends paid	(23,103)	(35,889)
Payments received on PVNGS firm-sales contracts	15,347	73,173
Other, net	(17,444)	(9,612)
Net cash flows from financing activities	(590,043)	257,645

Change in Cash and Cash Equivalents	(114,622)	120,111
Cash and Cash Equivalents at Beginning of Period	140,644	17,791
Cash and Cash Equivalents at End of Period	$26,022	$137,902

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$58,937	$62,639
Income taxes paid (refunded), net	$49,039	$(4,702)

The following table shows PNM Electric operating revenues by customer class, including intersegment revenues and average number of customers:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
		(In millions, except customers)
Residential	$69.8	$66.6	$3.2	$143.6	$137.8	$5.8
Commercial	82.7	81.7	1.0	152.6	149.2	3.4
Industrial	19.0	25.4	(6.4)	38.0	51.1	(13.1)
Public authority	4.8	4.6	0.2	9.2	8.1	1.1
Other retail	3.7	3.4	0.3	6.7	6.3	0.4
Transmission	7.4	8.5	(1.1)	15.1	15.0	0.1
Firm requirements wholesale	6.1	11.1	(5.0)	13.6	23.4	(9.8)
Other sales for resale	34.9	112.3	(77.4)	78.4	205.8	(127.4)
Mark-to-market activity	(1.9)	72.5	(74.4)	1.3	42.0	(40.7)
	$226.5	$386.1	$(159.6)	$458.5	$638.7	$(180.2)
Average retail customers (thousands)	498.7	494.7	4.0	498.3	494.3	4.0

The following table shows PNM Electric GWh sales by customer class:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
			(Gigawatt hours)
Residential	727.2	718.2	9.0	1,522.9	1,575.9	(53.0)
Commercial	976.1	1,016.2	(40.1)	1,831.7	1,926.6	(94.9)
Industrial	362.3	410.4	(48.1)	717.6	852.2	(134.6)
Public authority	64.7	64.3	0.4	116.4	116.2	0.2
Other retail	-	0.2	(0.2)	-	0.5	(0.5)
Transmission	-	-	-	-	-	-
Firm requirements wholesale	156.3	264.2	(107.9)	340.0	559.2	(219.2)
Other sales for resale	1,172.0	1,548.8	(376.8)	2,232.1	2,987.2	(755.1)
Mark-to-market activity	-	-	-	-	-	-
	3,458.6	4,022.3	(563.7)	6,760.7	8,017.8	(1,257.1)

The following table shows TNMP Electric operating revenues by customer class, including intersegment revenues, and average number of customers:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
		(In millions, except customers)
Residential	$17.3	$17.7	$(0.4)	$31.7	$33.0	$(1.3)
Commercial	19.2	18.9	0.3	35.2	35.5	(0.3)
Industrial	3.2	3.3	(0.1)	6.1	6.5	(0.4)
Other	7.1	7.2	(0.1)	15.0	14.3	0.7
	$46.8	$47.1	$(0.3)	$88.0	$89.3	$(1.3)
Average customers (thousands) (1)	230.7	229.3	1.4	230.4	228.3	2.1

(1)
Under TECA, customers of TNMP Electric in Texas have the ability to choose First Choice or any other REP to provide energy.  The average customers reported above include 88,057 and 119,497 customers of TNMP Electric for the three months ended June 30, 2009 and 2008, and 89,228 and 121,923 customers for the six months ended June 30, 2009 and 2008, who have chosen First Choice as their REP.  These customers are also included in the First Choice segment.

The following table shows TNMP Electric GWh sales by customer class:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
			(Gigawatt hours(1))
Residential	617.9	637.4	(19.5)	1,127.8	1,175.9	(48.1)
Commercial	584.4	587.2	(2.8)	1,044.8	1,060.9	(16.1)
Industrial	529.6	516.6	13.0	953.7	1,059.7	(106.0)
Other	26.2	26.3	(0.1)	52.0	52.8	(0.8)
	1,758.1	1,767.5	(9.4)	3,178.3	3,349.3	(171.0)

(1)
The GWh sales reported above include 281.0 and 433.0 GWhs for the three months ended June 30, 2009 and 2008 and 529.4 and 828.0 GWhs for the six months ended June 30, 2009 and 2008, used by customers of TNMP Electric, who have chosen First Choice as their REP.  These GWhs are also included below in the First Choice segment.

The following table shows First Choice operating revenues by customer class, including intersegment revenues, and actual number of customers:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
		(In millions, except customers)
Residential	$92.8	$109.7	$(16.9)	$168.7	$186.4	$(17.7)
Mass-market	6.4	13.7	(7.3)	14.7	29.6	(14.9)
Mid-market	33.7	37.8	(4.1)	65.8	73.4	(7.6)
Trading gains (losses)	0.1	(1.9)	2.0	-	(49.0)	49.0
Other	5.0	2.9	2.1	10.9	6.0	4.9
	$138.0	$162.2	$(24.2)	$260.1	$246.4	$13.7
Actual customers (thousands) (1,2)	243.3	253.8	(10.5)	243.3	253.8	(10.5)

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.

(2)
Due to the competitive nature of First Choice’s business, actual customer count at June 30 is presented in the table above as a more representative business indicator than the average customers that are shown in the table for TNMP customers.

The following table shows First Choice GWh electric sales by customer class:

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
		(Gigawatt hours) (1)
Residential	644.1	709.1	(65.0)	1,145.9	1,272.8	(126.9)
Mass-market	37.3	68.2	(30.9)	79.3	163.0	(83.7)
Mid-market	273.8	304.5	(30.7)	522.5	583.3	(60.8)
Other	2.9	5.4	(2.5)	5.3	9.8	(4.5)
	958.1	1,087.2	(129.1)	1,753.0	2,028.9	(275.9)

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.